Exhibit 10.55

JOINDER AGREEMENT AND SUPPLEMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS JOINDER AGREEMENT AND SUPPLEMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is made and entered into this 28th day of January, 2008, by and among REMINGTON ARMS COMPANY, INC., a Delaware corporation and successor by merger to RA Factors, Inc., a Delaware corporation (“Remington”), and RA BRANDS, L.L.C., a Delaware limited liability company (“Brands”), as the existing borrowers, THE MARLIN FIREARMS COMPANY, a Connecticut corporation (“Marlin”), and H&R 1871, LLC, a Connecticut limited liability company (“H&R”; together with Marlin, individually a “New Borrower” and collectively the “New Borrowers”) as the new borrowers (Remington, Bran ds, Marlin and H&R hereafter referred to as “Borrowers”, and each individually as a “Borrower”); WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association with an office at 301 South College Street, Charlotte, North Carolina 28288, in its capacity as administrative and collateral agent (together with its successors in such capacity, “Agent”) for various financial institutions (“Lenders”); and such Lenders.

Recitals:

Agent, Lenders and Remington and Brands are parties to a certain Amended and Restated Credit Agreement dated March 15, 2006, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated May 31, 2007, and that certain Joinder Agreement, Second Amendment and Supplement to Amended and Restated Credit Agreement dated November 13, 2007 (as at any time amended, restated, modified or supplemented, the “Credit Agreement”), pursuant to which Agent and Lenders have made certain revolving credit and term loans to Borrowers.

Borrowers have advised Agent and Lenders of the proposed acquisition by Remington of the capital stock of Marlin pursuant to that certain Stock Purchase Agreement, dated as of December 21, 2007, among Remington, Marlin, the shareholders of Marlin identified on Schedule 1.1 thereto (collectively, the “Sellers”) and Frank Kenna, III, in his capacity as the Shareholders’ Representative (which agreement, together with any and all supplements, additions and amendments thereto, is referred to as the “Purchase Agreement”)(such acquisition hereafter referred to as the “Marlin Acquisition”).

A condition precedent to the Marlin Acquisition constituting a 2007 Permitted Acquisition under (and as defined in) the Credit Agreement is the New Borrowers’execution and delivery of this Agreement.

Marlin, and its wholly-owned subsidiary, H&R, are executing this Agreement to become parties to the Credit Agreement and in order to induce Agent and Lenders to extend credit to Marlin and H&R and to continue to make available credit to the other Borrowers under the Credit Agreement.

The parties now desire to join each of Marlin and H&R as a Borrower and supplement the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.           Definitions. All capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

2.           Joinder of New Borrowers. By their signatures below, and subject to the satisfaction of the other 2007 Permitted Acquisition Conditions, each New Borrower becomes a Borrower under the Credit Agreement with the same force and effect as if originally named therein as a Borrower, and each New Borrower hereby agrees to all the terms and provisions of the Credit Agreement applicable to it as a Borrower thereunder. Each reference to “Borrower” or “Borrowers” in the Credit Agreement shall be deemed to include each New Borrower. Upon the effectiveness of the joinder of each New Borrower to the Credit Agreement, each New Borrower shall be directly and primarily liable as a Borrower for all of the Obligations now or hereafter owing under the Credit Agreement and the other Credit Documents. The Obligations owing by each New Borrower shall be evidenced by the Credit Agreement, the Notes and the other Credit Documents. The parties hereto agree to execute and deliver such instruments, assignments or documents as are necessary under Applicable Law to give effect to or carry out the intent and purposes of the joinder of each New Borrower.

3.           Joint and Several Liability; Borrowers’ Representative. Each New Borrower acknowledges that it has requested Agent and Lenders to extend financial accommodations to it and to the other Borrowers in accordance with the provisions of the Credit Agreement, as hereby amended. In accordance with the terms of the Credit Agreement, each New Borrower acknowledges and agrees that it shall be jointly and severally liable for any and all Loans and other Obligations heretofore or hereafter made by Agent and Lenders to any New Borrower or any of the other Borrowers, and for all interest, fees and other charges payable in connection therewith. Each New Borrower shall be liable for, on a joint and several basis, the timely payment by the other Borrowers of, all of the Loans and the other Obligations, regardless of which Borrower actually may have received the proceeds of any Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which Agent or any Lender accounts for such Loans or other extensions of credit on its books and records, it being acknowledged and agreed that Loans to one Borrower inure to the mutual benefit of all Borrowers and that Agent and Lenders are relying on the joint and several liability of Borrowers in extending the Loans and other financial accommodations under the Credit Agreement. Each New Borrower hereby irrevocably appointsRemington, and Remington agrees to act under the Credit Agreement as, the agent and representative of itself and each New Borrower for all purposes under the Credit Agreement, including requesting Borrowings, selecting whether any Loan or portion thereof is to bear interest as a Base Rate Loan or a Euro-Dollar Loan, and receiving account statements and other notices and communications to Borrowers (or either of them) from Agent. Agent may rely, and shall be fully protected in relying, on any Notice of Borrowing, Notice of Conversion/Continuation, disbursement instructions, reports, information, Borrowing Base Certificate or any other notice or communication made or given by Remington, whether in its own name, on behalf of any Borrower or on behalf of “the Borrowers”.

4.          Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Credit Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Credit Documents.

5.          Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Credit Agreement and the other Credit Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, except as the enforceability thereof may be limited by laws relating to Insolvency Proceedings or other similar laws of general application affecting the enforcement of creditors’ rights generally or by general equitable principles; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); the Liens granted by such Borrower in favor of Agent are first priority Liens, subject only to those Permitted Liens which are expressly permitted by the terms of the Credit Documents to have priority over the Liens of Agent; and, as of the close of business on January 25, 2007, the unpaid principal amount of the Revolver Loans totaled $0, the unpaid principal amount of the Term Loan totaled $25,000,000, and the face amount of outstanding Letters of Credit totaled $7,435,000.

6.          Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Agreement, that (i) Marlin is a wholly-owned Subsidiary of Remington and is engaged in substantially the same business as Remington and operates with Remington in a joint and common enterprise; (ii) H&R is a wholly-owned Subsidiary of Marlin and is engaged in substantially the same business as Remington and operates with Remington in a joint and common enterprise; (iii) the Schedules attached to this Agreement contain true, accurate and complete information with respect to each New Borrower and the matters represented and warranted by each New Borrower pursuant to Section 9 of the Credit Agreement and such Schedules shall be deemed to supplement and be a part of the Schedules to the Credit Agreement; (iv) no Default or Event of Default exists on the date hereof; (v) the execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action on the part of such Borrower and this Agreement has been duly executed and delivered by such Borrower; and (v) all of the representations and warranties made by such Borrower in the Credit Agreement are true and correct in all material respects on and as of the date hereof after giving effect to this Agreement (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date).

7.           Reference to Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

8.           Breach of Agreement. This Agreement shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

9.           Expenses of Agent and Lenders. Borrowers agree to pay, on demand, all reasonable costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Agreement and any other Credit Documents executed pursuant hereto, including, without limitation, the reasonable costs and fees of Agent's and Lenders’ legal counsel.

10.         Effectiveness; Governing Law. This Agreement shall be effective upon execution and delivery by Borrowers and acceptance by Agent and the Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law).

11          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12.         No Novation, etc. Except as otherwise expressly provided in this Agreement, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Credit Documents, each of which shall remain in full force and effect. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

13.         Counterparts; Telecopied Signatures. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or by portable document format by electronic mail shall be deemed to be an original signature hereto.

14.         Further Assurances. Each Borrower agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

15.         Section Titles. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

16.         Release of Claims.To induce Agent and Lenders to enter into this Agreement, each Borrower hereby releases, acquits and forever discharges Agent and Lenders, and all officers, directors, agents, employees, successors and assigns of Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, that are known to such Borrower as of the date of this Agreement, or that such Borrower should have reasonably known, arising under or in connection with any of the Credit Documents. Each Borrower represents and warrants to Lender that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agent or any Lender.

17.         Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Agreement.

[Signatures begin on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

EXISTING BORROWERS:

REMINGTON ARMS COMPANY , INC.

By: /s/ Stephen P. Jackson, Jr. Name: Stephen P. Jackson, Jr. Title: CFO, Treasurer, Secretary

Address:

870 Remington Drive

Madison, North Carolina 27025

Attention: President

Telecopier No.: (336) 548-7801

RA BRANDS, L.L.C.

By: /s/ Stephen P. Jackson, Jr. Name: Stephen P. Jackson, Jr. Title: CFO, Treasurer, Secretary

Address:

870 Remington Drive

Madison, North Carolina 27025

Attention: President

Telecopier No.: (336) 548-7801

NEW BORROWERS:

THE MARLIN FIREARMS COMPANY

By: /s/ Stephen P. Jackson, Jr. Name: Stephen P. Jackson, Jr. Title: V.P., Secretary, Treasurer

Address:

The Marlin Firearms Company

c/o Remington Arms Company, Inc.

870 Remington Drive

Madison, North Carolina 27025

Attention: Chief Financial Officer

Telecopier No.: (336) 548-7801

Joinder Agreement (Remington)

H&R 1871, LLC

By: /s/ Stephen P. Jackson, Jr. Name: Stephen P. Jackson, Jr. Title: V.P., Secretary, Treasurer

Address:

H&R 1871, LLC

c/o Remington Arms Company, Inc.

870 Remington Drive

Madison, North Carolina 27025

Attention: Chief Financial Officer

Telecopier No.: (336) 548-7801

Joinder Agreement (Remington)

AGENT:

WACHOVIA BANK, NATIONAL

ASSOCIATION, as Agent

By: /s/ Bruce Rhodes
Name: Bruce Rhodes Title: Director

LENDERS:

WACHOVIA BANK, NATIONAL

ASSOCIATION

By: /s/ Bruce Rhodes
Name: Bruce Rhodes Title: Director

BANK OF AMERICA, N.A.

By: /s/ Lawrence P. Garni
Name: Lawrence P. Garni Title: Sr. Vice President

NATIONAL CITY BUSINESS

CREDIT, INC.

By: /s/ Tom Buda
Name: Tom Buda Title: Vice President

Joinder Agreement (Remington)

CONSENT AND REAFFIRMATION

(PLEDGOR)

The undersigned pledgor of the Equity Interests of Borrowers securing the Obligations at any time owing to Agent and Lenders hereby (i) acknowledges receipt of a copy of the foregoing Joinder Agreement and Supplement to Amended and Restated Credit Agreement; (ii) consents to Borrowers’ execution and delivery thereof; and (iii) affirms that nothing contained therein shall modify in any respect whatsoever its pledge securing the Obligations and reaffirms that such pledge is and shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation as of the date of such Joinder Agreement and Supplement to Amended and Restated Credit Agreement.

RACI HOLDING, INC.

By: /s/ Stephen P. Jackson, Jr. Name: Stephen P. Jackson, Jr. Title: CFO, Treasurer, Secretary

SUPPLEMENTS TO SCHEDULES

FOR MARLIN AND H&R TO BE ATTACHED BY BORROWERS

Schedule 8.1.1	Business Locations
Schedule 9.1.1	Jurisdictions in Which Each Borrower and Each Subsidiary Is Authorized to Do Business
Schedule 9.1.4	Capital Structure
Schedule 9.1.5	Corporate Names
Schedule 9.1.9	Financial Statements
Schedule 9.1.12	Surety Obligations
Schedule 9.1.13	Tax Identification Numbers of Borrowers and Subsidiaries
Schedule 9.1.18	Contracts Restricting Borrowers’ and Subsidiaries’ Right to Incur Debts
Schedule 9.1.19	Litigation
Schedule 9.1.21	Capitalized and Operating Leases
Schedule 9.1.22	Pension Plans
Schedule 9.1.24	Collective Bargaining Agreements; Labor Controversies
Schedule 9.1.27	Investments
Schedule 9.1.28	Bank Accounts
Schedule 9.1.30	Environmental Matters
Schedule 10.2.5	Permitted Liens
Schedule 10.2.21	Hedging Agreements

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 8.1.1

BUSINESS LOCATIONS

The Marlin Firearms Company	100 Kenna Drive North Haven, Connecticut 06473 126 Bailey Road North Haven, Connecticut 140 Elm Street North Haven, Connecticut
H&R 1871, LLC	60 Industrial Rowe Gardner, Massachusetts 01440 *Green Mountain Rifle Barrel Co1 *QiQihar Hawk, China2

* The two locations are processing sites where raw materials are shipped for further processing

_________________________

1  At 12/31/07, there was $148,622 of H&R Inventory located at this site

2  At 12/31/07, there was $80,607 of H&R Inventory located at this site

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.1

JURISDICTIONS IN WHICH EACH BORROWER AND EACH SUBSIDIARY IS AUTHORIZED TO DO BUSINESS

The Marlin Firearms Company	Connecticut
H&R 1871, LLC	Connecticut, Massachusetts

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.4

CAPITAL STRUCTURE

(i)/ (iii) Equity Interest

Shareholder	Jurisdiction of Subsidiary	Equity Interest (%)	Subsidiary
Remington Arms Company, Inc.	Connecticut	100	The Marlin Firearms Company
The Marlin Firearms Company	Connecticut	100	H&R 1871, LLC

(ii) Corporate Affiliate

Affiliate of The Marlin Firearms Company	Nature of Affiliation
H&R 1871, LLC	Subsidiary

Affiliate of H&R 1871, LLC	Nature of Affiliation
The Marlin Firearms Company	Shareholder

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.5

CORPORATE NAMES

1.	Corporate Names (during 5 year period preceding the date of the Agreement):

The Marlin Firearms Company
H&R 1871, LLC
The following trade names: * Harrington & Richardson * New England Firearms * L C Smith

2.	Mergers, consolidation etc (during 5 year period preceding the date of the Agreement):

On November 10, 2000, H&R 1871, LLC entered into an Asset Purchase Agreement by and among H&R 1871, Inc., James O. Garrison, David A. Garrison and H&R 1871, LLC.

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.9

FINANCIAL STATEMENTS

[intentionally blank]

(accounts are not consolidated with those of Remington Arms Company, Inc. but have been provided to Agent)

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.12

SURETY OBLIGATIONS

None

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.13

TAX IDENTIFICATION NUMBERS OF BORROWERS AND SUBSIDIARIES

The Marlin Firearms Company	06-0441640
H&R 1871, LLC	22-3762893

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.18

CONTRACTS RESTRICTING BORROWERS’ AND SUBSIDIARIES RIGHT TO INCUR DEBTS

None

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.19

LITIGATION

Marlin:

1.

Hardy vs. H&R 1871, et al: 2007 product liability lawsuit filed in West Virginia State Court arising from a June 1, 2005 accident. Plaintiff claims permanent hand damage, including partial amputation of the left thumb caused by the exploding of the shotgun barrel. Federal Cartridge Company has also been named as a defendant. The suit was served on Marlin on June 11, 2007 so no other information is known at this time.

2.

Dichello v. Marlin Firearms: 2006 Connecticut State Court filing by a former employee alleging employment discrimination, negligence and intentional infliction of emotional distress. Plaintiff was out of work for non-work related reasons. After 26 weeks absence and no indication of return plaintiff was notified that she was being placed on inactive status, subject to medical release. She has claimed she was sexually harassed and terminated in retaliation for her complaints. The Court has dismissed the discrimination count for lack of jurisdiction but allowed the other counts to proceed.

3.

DMJ Associates v. Capasso, et al/Exxon Mobil, et al v. Quanta, et al: In the 1970s Marlin contracted with a licensed vendor to legally dispose of certain industrial waste. The contractor allegedly disposed of the product improperly. An initial suit (DMJ Associates v. Capasso, et al) resulted in a settlement by several major parties who were then granted third-party offset rights to pursue claims against those not party to the settlement. A second suit (Exxon Mobil, et al v. Quanta, et al) was brought by these third-party plaintiffs asserting contribution claims against third-party defendants. Marlin and approximately fifty other organizations have been named as contributors for remediation and settlement payments made in connection with an industrial landfill site in Long Island City, New York now know as the Capasso Site. This matter is in the initial stages of discovery.

4.

Fernandez v. Marlin Firearms: An October 17, 2007 complaint was brought by an employee of a temporary agency allegedly injured while operating a press on the Marlin’s manufacturing line. The employee alleges negligence on the part of Marlin and seeks damages for his injuries. Marlin has set up a reserve of $35,000 for this matter.

5.

Mississippi Products Liability: On December 18, 2007, Marlin was contacted by a Jackson, MS attorney alleging that the barrel of his client’s 1997 Model 30AW split during firing three years ago. The client claims that he has suffered a hearing loss that interferes with his job as a pharmacist. Marlin sent the attorney its standard inquiry and is awaiting details and documentation. Marlin has set up a reserve of $35,000 for this matter.

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.21

CAPITALIZED AND OPERATING LEASES

None

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.22

PENSION PLANS

The Marlin Firearms Company Employees’ Pension Plan

H&R 1871, LLC and The Marlin Firearms Company each have defined contribution plan (401k) plan

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.24

COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES

None

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.27

INVESTMENTS

Borrower	Equity Interest (%)
The Marlin Firearms Company	H&R 1871, LLC (100%) Churchill Casualty, Ltd (0.87%)3
H&R 1871, LLC	Sporting Activities Insurance, Ltd (2.56%)4

_________________________

3  Workers’ compensation insurance captive (as of 2/28/06, the last finalized fiscal year end).

4  Product liability insurance captive (as of 11/30/06, the last finalized fiscal year end).

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.28

BANK ACCOUNTS

MARLIN
Bank	Location	Account No.	Account Name
Webster Bank	80 Elm Street	0009140510	Marlin-Operating
	New Haven, CT 06510

Webster Bank	80 Elm Street	0009140527	Marlin-Payroll
	New Haven, CT 06510

Webster Bank	80 Elm Street	0009140532	Marlin-Gun Service
	New Haven, CT 06510

Webster Bank	80 Elm Street	0178001803	Marlin-Business Money Market
	New Haven, CT 06510

Webster Bank	80 Elm Street New Haven, CT 06510	0000000371	Commercial Loan Acct-Facility 159

Merrill Lynch	157 Church Street, 21st Floor	812-07U09
	New Haven, CT 06510

The Advertising Checking Bureau, Inc.	1610 Century Center Parkway	00-0842052	ACB Acct. No. 9864
	Suite 104
	Memphis, TN 38134

Bank of America	P.O. Box 100289 Columbia, SC 29202-3289	582-40429	Freight Payment Acct. No. 2042-2

H&R 1871, LLC
Bank	Location	Account No.	Account Name
Webster Bank	80 Elm Street	0009103065	H&R-Operating
	New Haven, CT 06510

GFA Federal Credit Union	P.O. Box 468	01-20-0000002183	Checking
	Gardner, MA 01440

GFA Federal Credit Union	P.O. Box 468	01-02-78629	Savings
	Gardner, MA 01440

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 9.1.30

ENVIRONMENTAL MATTERS

1.          Information disclosed in the documents listed below is incorporated herein by reference and deemed disclosed on this Schedule 9.1.30.

•	Environmental Assessment Report of Marlin Firearms Facility, North Haven, CT, prepared by ATC Associates, Inc., dated September 25, 2007

•	Environmental Assessment Report of H&R 1871 Firearms Facility, Gardner, MA, prepared by ATC Associates, Inc., dated September 28, 2007

2.           The sale transaction will trigger the requirements of the Connecticut Transfer Act (Section 22a-134 et seq. of the Connecticut General Statutes) (“Transfer Act”) with respect to the Marlin’s operations in North Haven, CT (the “North Haven Facility”). The environmental due diligence conducted by ATC Associates Inc. (“ATC”), as reported in the ATC report entitled Phase I Environmental Site Assessment of Marlin Firearms Company, 100 McKenna Drive, North Haven, Connecticut 06473, dated September 25, 2007, copies of which have been provided to the Agent, identified 24 separate areas of concern (“AOCs”) at the North Haven Facility that the Borrower will need to investigate, and if necessary, remediate to state of Connecticut standards under the Transfer Act.

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 10.2.5

PERMITTED LIENS

None

THE MARLIN FIREARMS COMPANY; H&R 1871, LLC

SUPPLEMENT TO SCHEDULE 10.2.21

HEDGING AGREEMENTS

None

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